UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2022
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 984-0490
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 16, 2022, the Board of Directors (the “Board”) of Affirm Holdings, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective September 16, 2022. The Amended Bylaws incorporate certain amendments to address changes to the Delaware General Corporation Law (“DGCL”), including:
•aligning provisions relating to electronic delivery of notices of stockholder meetings and communications regarding adjourned stockholder meetings with the DGCL;
•adopting a modified process for making stockholder lists available to stockholders in connection with stockholder meetings, as permitted by the DGCL; and
•establishing a modified quorum requirement for Board meetings held during certain emergency conditions, as permitted by the DGCL.
The Amended Bylaws also incorporate certain other amendments, including:
•limiting the number of director nominees a stockholder may nominate for election at an annual meeting of stockholders to the number of directors to be elected at that annual meeting;
•changing certain provisions relating to stockholder nominees for election as a director in order to align with the universal proxy rules adopted by the Securities and Exchange Commission;
•identifying with greater specificity the information about each stockholder nominee for election as a director that must be provided to the Secretary of the Company in connection with such nomination;
•clarifying that any stockholder submitting a stockholder proposal under Rule 14a-8 of the the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must appear and present that proposal at the stockholder meeting where the proposal will be considered;
•clarifying the conditions under which directors and officers of the Company are entitled to indemnification relating to certain legal proceedings;
•clarifying which officers of the Company are entitled to such indemnification; and
•expanding the provisions relating to the exclusive forum for certain legal actions to provide that actions brought to enforce any liability or duty created by the Exchange Act must be brought in a federal court located in the State of Delaware.
The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Affirm Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Financial Officer

Date: September 22, 2022
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